Genprex®

PIONEERING GENE THERAPIES FOR LARGE PATIENT POPULATIONS

NASDAQ: GNPX

January 2023

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our expected operating results, our ability to continue to obtain capital to meet our long-term liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials that we have initiated or plan to initiate, achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designations, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, including the impact of the COVID-19 pandemic on such timing, the timing and performance of our third party manufacturers and suppliers, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates, costs associated with developing our product candidates, and whether patents will ever be issued under patent applications filed by us or that are the subject of our license agreements or that others may be able to develop competing products that do not infringe our patent rights, such that our product candidates may not have an exclusive market position. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our annual report on form 10-K for the year ended December 31, 2021 and our other filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

INVESTMENT HIGHLIGHTS

Advancing novel gene therapies for large markets and unmet need, in cancer and diabetes, with world-class academic partners and an expanding pipeline

ONCOLOGY

- Non-viral gene therapy platform
- Novel approach using systemic gene therapy replacing tumor suppressor genes for cancer in humans
- Two FDA Fast Track Designations
- Clinical achievement in Ph 1 and Ph 2 studies
- Two lung cancer trials currently enrolling
- Near term data readouts

DIABETES

- Two drug candidates addressing both Type 1 and Type 2 diabetes with AAV gene therapy
- Novel infusion process delivers genes to pancreas
- Potential to stabilize glucose levels and reduce insulin requirements shown in Non-Human Primate studies
- Near term data readouts

RESEARCH AND DEVELOPMENT PIPELINE

DELIVERY SYSTEM	DRUG CANDIDATE	INDICATION	CLINICAL TRIAL/ PROGRAM NAME	DISCOVERY	PRECLINICAL	IND-ENABLING	CLINICAL PHASE 1	CLINICAL PHASE 2	CLINICAL PHASE 3
ONCOPREX® NANOPARTICLE DELIVERY SYSTEM (NON-VIRAL AND SYSTEMIC)	**ONCOLOGY**								
	REQORSA® IMMUNOGENE THERAPY	NSCLC	Acclaim-1 (ONC-003)	REQORSA + Tagrisso					
	REQORSA® IMMUNOGENE THERAPY	NSCLC	Acclaim-2 (ONC-004)	REQORSA + Keytruda					
	REQORSA® IMMUNOGENE THERAPY	SCLC	Acclaim-3 (ONC-005)	REQORSA + Tecentriq					
	UNDISCLOSED	VARIOUS ONCOLOGY TARGETS							
	REQORSA® IMMUNOGENE THERAPY	NSCLC	ONC-001	Monotherapy					
	REQORSA® IMMUNOGENE THERAPY	NSCLC	ONC-002	REQORSA + Tarceva					
AAV VECTOR	**DIABETES**								
	GPX-002	T1D	DIA-001						
	GPX-003	T2D	DIA-002						

★ U.S. FDA Fast Track Designation



ONCOLOGY PROGRAM

REPROGRAMMING
THE COURSE OF CANCER

LUNG CANCER: LEADING CAUSE OF CANCER DEATHS

2M

LUNG CANCER INCIDENCE - GLOBAL

More than two million new cases per year worldwide[1].

236K

LUNG CANCER INCIDENCE – USA

More than 236,000 new cases per year in the U.S[2].

130K

ANNUAL MORTALITY - USA

More than 130,000 deaths per year in the U.S[2].

$48.7B+

GLOBAL MARKET

Global market is projected to grow from $18.3 billion in 2018 to $48.7 billion by 2026[3].

18.6%

AVERAGE LUNG CANCER SURVIVAL RATE

The lung cancer five-year survival rate 18.6%[4].

INEVITABLE

DRUG RESISTANCE

Drug resistance, for most patients, to Tagrisso, Keytruda and Tecentriq is inevitable[5,6,7].

1. World Health Organization (2022): [illegible]
2. American Cancer Society (2022): [illegible]
3. Fortune Business Insights: [illegible]
4. American Lung Association: [illegible]
5. British Journal of Cancer: [illegible]
6. Frontiers in Oncology: [illegible]
7. Translational Lung Cancer Research: [illegible]

TUMOR SUPPRESSOR GENES DELETED DURING CANCER DEVELOPMENT

- Tumor suppressor genes are deleted early during cancer development
- 80% of all non-small cell lung cancers express decreased amounts of TUSC2 tumor suppressor protein
- Loss or reduction of TUSC2 expression is associated with significantly reduced overall survival
- Led to the hypothesis that reintroduction of tumor suppressor genes may be a new method of treating cancer



Tumor Suppressor Genes
Act Like a Brake Pedal
Tumor Suppressor Gene Proteins
Growth factor
Receptor
Signaling enzymes
Transcription factors
DNA
Cell nucleus
Cell proliferation

Ji L, Nishizaki M, Gao B, et al. Expression of several genes in the human chromosome 3p21.3 homozygous deletion region by an adenovirus vector results in tumor suppressor activities in vitro and in vivo. Cancer Res. 2002;62(9):2715-2720.

NOVEL PLATFORM TO TREAT CANCER

NOVEL SYSTEMIC GENE THERAPY DELIVERY PLATFORM FOR CANCER


GENES
Multiple tumor suppressor genes
SYNERGIES
Advanced approach using combination therapy
CANCERS
Multiple cancers

ONCOPREX® NANOPARTICLE DELIVERY SYSTEM

CATIONIC LIPID NANOPARTICLE CARRIES DRUG TO TUMORS



Plasmid containing tumor suppressor gene
TUSC2 gene
ONCOPREX® NANOPARTICLE DELIVERY PLATFORM (Lipid nanoparticle)
REQORSA® IMMUNOGENE THERAPY
Lipid nanoparticle containing plasmid DNA
Cancer cell
Plasmid with TUSC2 gene
Tumor suppressor gene protein
Dying cancer cell

Next gen **non-viral, positively-charged lipid nanoparticle (LNP)** is **systemically delivered**

SELECTIVE UPTAKE OF REQORSA®

PATIENT 1 (0.02 mg/kg) | PATIENT 2 (0.06 mg/kg)

PRE-TREATMENT BIOPSIES

POST-TREATMENT BIOPSIES



In all images, blue stain shows cell nuclei and red stain shows TUSC2 protein

Selective and Preferential Cancer Cell Uptake and Anti-Cancer Activity In Advanced Lung Cancer Patients. Lu et al. PLoS1 (2012).

REQORSA TARGETS CANCER AT ITS CORE

MULTIPLE ANTI-CANCER MECHANISMS OF ACTION


TUSC2

CONTROLS CELL SIGNALING

Pan-kinase inhibition decreases cancer cell proliferation


Injured cell
Apoptosis

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cancer cell death



MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

AACR 21: REQORSA + TAGRISSO REDUCE TUMOR GROWTH IN TAGRISSO-RESISTANT TUMORS



Osimertinib
12/16
Cell inoculation
21 days
TUSC2
01/07/20
TUSC2
01/10
TUSC2
01/13
Survival and tumor growth



Osimertinib+TUSC2 combination on H1975-OsiR tumors in NSG mice
Tumor volume (mm3)
200
150
100
50
0
D21 D25 D29 D32 D36 D39 D43
Days
p=0.01 vs Osi 5
p<0.000001 vs Osi 10
Control OsiR (N=5)
TUSC2 OsiR (N=3)
Osimertinib OsiR (5mg/kg)
Osimertinib OsiR (10mg/kg)
Osimertinib OsiR (5mg/kg)+TUSC2
Osimertinib OsiR (10mg/kg)+TUSC2



Osimertinib+TUSC2 combination on H1975 tumors in NSG mice
Tumor volume (mm3)
400
200
0
D21 D25 D29 D32 D36 D39
Days
Control (N=5)
TUSC2 (N=6)
Osimertinib (5mg/kg)
Osimertinib (10mg/kg)
Osimertinib (5mg/kg)+TUSC2
Osimertinib (10mg/kg)+TUSC2

Osimertinib is the generic name for Tagrisso.

REQORSA referred to as TUSC2 in figures.

GENERAL STUDY CHARACTERISTICS

- FDA Fast Track Designation
- Patients with advanced, EGFR mutant NSCLC whose disease progressed after Tagrisso
- ~15-20 U.S. sites
- ~158 patients
  - Phase 1 Dose Escalation: ~9-18 patients – Doses 1 & 2 Enrolled
  - Phase 1 Dose Expansion: ~66 patients in 2 cohorts
  - Phase 2: ~74 patients
- Expect to complete Phase 1 Dose Escalation by end of Q1 2023
- Expansion cohort interim analysis at 19 patients (each cohort)
- Phase 2 interim analysis at 25 events (i.e., disease progression or death)

Acclaim·1

REQORSA in combination with AstraZeneca's Tagrisso for NSCLC

Phase 2: Comparing Progression Free Survival of REQOSA + Tagrisso vs. Tagrisso Monotherapy



PHASE 1 DOSE ESCALATION
REQORSA + TAGRISSO
Progression
EXPANSION COHORTS
COHORT 1 (PRIOR TAGRISSO MONOTHERAPY): REQORSA + TAGRISSO
Progression
COHORT 2 (PRIOR TAGRISSO + CHEMOTHERAPY): REQORSA + TAGRISSO
Progression
PHASE 2
REQORSA + TAGRISSO
Progression
CONTINUED TAGRISSO MONOTHERAPY
Progression

Patients randomized to Tagrisso monotherapy are expected to progress after 4-5 months. Patients may then be treated with the REQORSA + Tagrisso Combination.

Continuing osimertinib (Tagrisso) treatment after progression prolongs survival benefit in NSCLC. *Targeted Oncology*. https://www.targetedonc.com/view/continuing-osimertinib-treatment-after-progression-prolongs-survival-benefit-in-nsclc. Accessed November 10, 2020.

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER


Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.


Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

REQORSA referred to as TUSC2 in figures.

REQORSA MODULATES THE IMMUNE SYSTEM

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

REQORSA + Keytruda


Humanized (Wk2)
Control
#84 (MM04)
#81 (MM08)
#89 (MM05)
#93 (MM06)
#85 (MM04)
TUSC2
#86 (MM04)
#88 (MM04)
#82 (MM08)
#92 (MM05)
#95 (MM06)
Pembro
#76 (MM01)
#78 (MM02)
#80 (MM03)
#97 (MM06)
#90 (MM05)
#99 (MM07)
Comb
#77 (MM01)
#79 (MM02)
#87 (MM04)
#83 (MM08)
#91 (MM05)
#94 (MM06)

The independent immunologic effects of REQORSA and Keytruda create synergy by adding increased immunologic attack on the tumor to PD-1 inhibition.


T cells
% of T cells (CD45+ gated)
CD3+
CD8+
Active T cells
% of CD8+CD69+ve
Control
Pembro
TUSC2
TUSC2+Pembro
NK
% of CD56+
Active NK cells
% of CD56+CD69+ cells
MDSC
% of CD33+
DC
% of HLA-DR+ (Lin-ve gated)

Pembrolizumab is the generic name of Keytruda®.

REQORSA referred to as TUSC2 in figures.

AACR 21: REQORSA MAY ENHANCE FIRST-LINE STANDARD OF CARE

REQORSA + Keytruda + Chemo

- REQORSA enhances the efficacy of chemo-immunotherapy on KL-mutant lung metastases in humanized mice.
- Triple combination demonstrated strong antitumor efficacy and induced robust antitumor immunity in KRAS-LKB1 (KL)-mutant NSCLC in clinically relevant humanized mice models.



No treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2
Total Flux [p/s]
6×10⁹
4×10⁹
2×10⁹
2×10⁸
1.5×10⁸
1×10⁸
5×10⁷
0
D14
D28
D35
***
**
*

*** p= 0.0003 vs No treatment
** p = 0.009 vs Carbo+Pembro
* p = 0.02 vs TUSC2

Triple treatment on A549 lung met in humanized mice
Tumor Intensity (Wk4)
post treatment



Tumor intensity (total flux [p/s])
Control
TUSC2
Carbo+Pembro
TUSC2+Pembro
Triple
**
*

N=5 mice/group

Pembrolizumab is the generic name of Keytruda®.

REQORSA referred to as TUSC2 in figures.

GENERAL STUDY CHARACTERISTICS

- FDA Fast Track Designation
- Patients with advanced NSCLC whose disease progressed after treatment with Keytruda
- ~10 U.S. sites
- ~156 patients
  - Phase 1: Up to 30 patients
  - Phase 2: 126 patients
- Expect to complete Phase 1 portion of Acclaim-2 by end of 2023
- Phase 2 interim analysis at 50 events (i.e., disease progression or death)

Acclaim · 2

REQORSA in combination with Merck & Co's Keytruda for NSCLC

Phase 2: Comparing Progression Free Survival of REQORSA + Keytruda vs. docetaxel +/- ramucirumab


PHASE 1 DOSE ESCALATION
REQORSA + KEYTRUDA
Progression
PHASE 1 EXPANSION
REQORSA + KEYTRUDA
Progression
PHASE 2
REQORSA + KEYTRUDA
Progression
DOCETAXEL +/- RAMUCIRUMAB
Progression

REQORSA IN SMALL CELL LUNG CANCER


B

Small cell lung cancer with negative TUSC2 expression.

Targeting **Small Cell Lung Cancer** (in addition to NSCLC) allows Genprex to address virtually the **entire lung cancer market.**

Small Cell Lung Cancer:

- Consistently has low TUSC2 protein levels
- Documented to often have deletion of one TUSC2 gene allele
- Extensive stage SCLC has very poor prognosis – a median PFS of 5.2 months

Another clinical opportunity to combine REQORSA with checkpoint inhibitors

Image source: Clin Cancer Res 2008;14:41-7.

GENERAL STUDY CHARACTERISTICS

- Patients with ES-SCLC who did not develop tumor progression after receiving Tecentriq and chemotherapy
- ~10 U.S. sites
- ~62 patients
  - Phase 1: Up to 12 patients
  - Phase 2: ~50 patients
- Expect to dose First Patient in Phase 1 Dose Escalation by end of Q3 2023
- Phase 2 futility analysis after 25th patient enrolled and treated reaches 18 weeks of follow up

Acclaim·3

REQORSA in combination with Genentech, Inc.'s Tecentriq for SCLC

Phase 2: Determine 18-week Progression Free Survival Rate of REQORSA + Tecentriq Maintenance Therapy



PHASE 1 DOSE SELECTION
REQORSA + TECENTRIQ
Progression
PHASE 2
REQORSA + TECENTRIQ
Progression

DIABETES PROGRAM



NOVEL GENE THERAPY DIABETES PROGRAM

COLLABORATION WITH UNIVERSITY OF PITTSBURGH INTENDED TO ADDRESS ENTIRE DIABETES MARKET

Type 1 Diabetes: An auto-immune condition where the body's immune system destroys pancreatic beta cells that make insulin. Generally occurs in children and adolescents.

GPX-002 for T1D: Uses a glucagon promoter in alpha cells. Potential to use macrophage technology to modulate autoimmunity.

37.3M or 11.3% of Americans Have Diabetes[1]



5-10%
90-95%
Type 1 Diabetes
Type 2 Diabetes

Type 2 Diabetes: Inability of the pancreas to produce enough insulin due largely to resistance to insulin function. Generally occurs in adulthood, and highly related to obesity.

GPX-003 for T2D: Uses an insulin promoter in beta cells.

Two unique product candidates position Genprex as an innovator in emerging diabetes therapies.

1. Centers for Disease Control: https://www.cdc.gov/diabetes/data/statistics-report/index.html

DIABETES: A GLOBAL EPIDEMIC

537M

DIABETES PREVELANCE – GLOBAL[1]

Expected to rise to 643M by 2030 and 783M by 2045.

37.3M

DIABETES PREVELANCE – USA[2]

96M U.S. adults (38% population) have prediabetes.

6.7M

ANNUAL MORTALITY – GLOBAL[1]

Approximately 1 death every 5 seconds in 2021.
931k deaths in the U.S. caused by diabetes.

$966B

EST ANNUAL GLOBAL DIABETES EXPENDITURES

316% increase in global healthcare expenditures since 2006[2].
$415B expenditures (43%) associated w/ US and Caribbean.

$24B

T1D GLOBAL MARKET BY 2029 | 17.2% CAGR[3]

$20.3B expected U.S. market sales in 2029.

$92B

T2D GLOBAL MARKET BY 2029 | 6.7% CAGR[4]

$57B expected U.S. market sales in 2029.

1. International Diabetes Federation: [illegible]
2. Centers for Disease Control: [illegible]
3. Research and Markets: [illegible]
4. Global Data: [illegible]

DIABETES CAUSES SERIOUS COMPLICATIONS

HEART DISEASE
Leading cause of death for men and women in U.S.
Diabetics are 2x as likely to have heart disease or a stroke.

CHRONIC KIDNEY DISEASE (CKD)
Approximately 1 in 3 adults with diabetes have CKD.
Kidney diseases are the 9th leading cause of death in U.S.

NERVE DAMAGE
High blood sugar can lead to diabetic neuropathy.
50% of people with diabetes have nerve damage.

FOOT HEALTH (DIABETIC NEUROPATHY)
Feet and legs most affected by diabetic neuropathy.
50% of annual amputations are associated w/ diabetes.

VISION LOSS (DIABETIC RETINOPATHY)
Diabetic retinopathy affects almost 1/3 of adults over 40 YO.
Diabetes is leading cause of new blindness cases in adults.

HEARING LOSS
Hearing loss is 2x as common in diabetics.
Prediabetes have a 30% higher rate of hearing loss.

ORAL HEALTH
Gum disease can be more severe and take longer to heal.
25% of U.S. diabetics over 50 YO have severe tooth loss.

MENTAL HEALTH
Blood sugar levels are affected by stress.
Diabetics are 2-3x more likely to have depression.

1. Centers for Disease Control: https://www.cdc.gov/diabetes/managing/problems.html
2. Amputation Prevention Centers of America: https://www.apcofamerica.com/diabetic-amputation-neuropathy/
3. National Institutes of Health: https://www.niddk.nih.gov/health-information/diabetes/overview/preventing-problems/gum-disease-dental-problems

DIABETIC PATIENTS IN NEED OF ADVANCED THERAPY

POTENTIAL FOR DISEASE MODIFCATION FOR LONG-TERM EFFECTIVENESS

1889
Removal of pancreas in dogs leads to diabetes

1901
Islets of Langerhans produce insulin and the destruction of these cells resulted in diabetes

1922
Insulin first introduced to T1D patient

1978
Recombinant DNA techniques produce synthetic "human" insulin

- **Despite certain advancements in treatment, quality of life remains highly compromised** for many with diabetes.
- Diabetes gene therapies hold potential to provide long-term effectiveness or **change the course of the disease.**
- **May replace daily burden** of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

American Diabetes Association: https://diabetes.org/blog/history-wonderful-thing-we-call-insulin

GPX-002 REPLENISHES LEVELS OF INSULIN

REPROGRAMS AND RESTORES CELL FUNCTION IN T1D

Novel infusion process uses an endoscope and an AAV vector with a glucagon promoter to deliver the Pdx1 + MafA (PM) genes to the pancreas.

Transforms alpha cells in the pancreas into functional beta-like cells, which can produce insulin but are distinct enough from beta cells to evade the body's immune system.

In vivo, preclinical studies show that GPX-002 **restored normal blood glucose levels** for an extended period of time.



Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

A Phase 1 clinical trial could be the first-ever gene therapy tested in humans for diabetes.

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012

REVERSED DRUG-INDUCED DIABETES IN T1D MOUSE MODEL



Blood glucose (mg/dl)
600
400
200
0
0
7
14
21
28
35
AAV8-GFP
AAV8-PM
alloxan
AAV-8 injection



beta cell mass (mg)
2
1
0
**
Untreated Control Group
alloxan+ AAV8-GFP
alloxan+ AAV8-PM

GFP = Green Fluorescent Protein (fluorescent marker)

PM = Pdx1 + MafA

Xiao X, Guo P, Shiota C, et al. Endogenous Reprogramming of Alpha Cells into Beta Cells, Induced by Viral Gene Therapy, Reverses Autoimmune Diabetes. Cell Stem Cell. 2018;22(1):78-90.e4. doi:10.1016/j.stem.2017.11.020.

RESTORED BLOOD GLUCOSE IN T1D MOUSE MODEL FOR FOUR MONTHS



Blood glucose (mg/dl)
600
400
200
0
AAV8-GFP
AAV8-PM
-2
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Time (weeks)



B
1.0
0.5
0
Beta cell mass (mg)
**
NOD AAV-GFP
NOD AAV-PM

GFP = Green Fluorescent Protein (fluorescent marker)

PM = Pdx1 + MafA

- One week in a mouse tends to correlate to about one year in humans.
- The average age of onset in Non-Obese Diabetic (NOD) mice is 14 weeks of age. Coincidentally, the average age of onset of juvenile diabetes in humans is 14 years old.
- The duration of restored blood glucose levels in mice **could potentially translate to decades in humans.**

Xiao X, Guo P, Shiota C, et al. Endogenous Reprogramming of Alpha Cells into Beta Cells, Induced by Viral Gene Therapy, Reverses Autoimmune Diabetes. Cell Stem Cell. 2018;22(1):78-90.e4. doi:10.1016/j.stem.2017.11.020.

INDUCED GENERATION OF FUNCTIONAL INSULIN EXPRESSING CELLS FROM ALPHA CELLS IN HUMAN ISLETS



D
Blood glucose (mg/dl)
600
400
200
0
STZ/AAV-GFP
STZ/AAV-PM
Time (day)
-7
0
7
14
21
28
ALX
islet transplantation
Analysis
G
Graft beta cell mass (mg)
1.0
0.5
0
**
STZ/AAV-GFP
STZ/AAV-PM

GFP = Green Fluorescent Protein (fluorescent marker)

PM = Pdx1 + MafA

- Human islets treated with streptozotocin to destroy beta-cells, then treated with either AAV-PM or AAV-GFP
- AAV treated islets then transplanted into hyperglycemic NOD/SCID mice, treated with alloxan to destroy beta cells
- NOD/SCID mice receiving AAV-PM islets had significantly lower blood glucose levels and significantly higher beta cell mass than those receiving AAV-GFP islets
- These data suggest that the **AAV-PM treatment can convert human alpha cells into beta cells**

Xiao X, Guo P, Shiota C, et al. Endogenous Reprogramming of Alpha Cells into Beta Cells, Induced by Viral Gene Therapy, Reverses Autoimmune Diabetes. Cell Stem Cell. 2018;22(1):78-90.e4. doi:10.1016/j.stem.2017.11.020.

NON-HUMAN PRIMATE MODEL OF T1D REDUCED INSULIN REQUIREMENTS


NHP 1
Insulin / Carb
BG (MG/DL)
1.50
1.00
0.50
0.00
STZ -34 -30 -26 -22 -18 -14 -10 -6 -2 2 6 10 14 18 22 26 30 34 38 42 46 50 54 58 62 66 70 74 78
Viral Infusion
NHP 2
Insulin / Carb
BG (MG/DL)
2.00
1.50
1.00
0.50
0.00
STZ -33 -28 -23 -18 -13 -8 -3 2 7 12 17 22 27 32 37 42 47 52 57 62 67 72 77 82 87 92 97 102 107 112 117

Preliminary data from University of Pittsburgh researchers shows a marked reduction in insulin requirements and stabilization of glucose levels.

Gittes, G. Gene Therapy for Diabetes and Chemical Pancreatectomy for Pancreatitis [video]. YouTube. https://www.youtube.com/watch?v=cL0tpXixBqw. Published July 20, 2022. Accessed October 14, 2022.

GPX-003 REJUVENATES AND REPLENISHES BETA CELLS

USES INSULIN PROMOTER TO ADDRESS T2D



- T2D stresses beta cells and their insulin production.
- GPX-003 is designed to replenish and rejuvenate beta cells and insulin production.
- Uses an endoscope and an AAV vector to deliver the Pdx1 + MafA (PM) genes to the pancreas with an insulin promoter.
- Sponsored Research Agreement supports ongoing non-human primate studies in T2D.
- Opportunity to lead disease modifying approach to treat this epidemic.


10
MANUFACTURING

INVESTMENT IN MANUFACTURING MITIGATES RISK

EXCEPTIONAL CMC EXPERTISE & INTEGRATED CDMO NETWORK

Core Competencies and Competitive Advantages

- 50+ Years Combined Team Experience
- Customized CMC Strategy for Accelerated Development
- Risk Assessment & Remediation for Successful FDA BLA Submission
- Building Novel and Proprietary Manufacturing Processes
- Integrated Global GMP Manufacturing Network
- Strong Supply Chain Management for Business Continuity

PLASMID DNA MANUFACTURING FOR ONCOLOGY

CONSISTENT DRUG SUBSTANCE WITH GMP PROCESS SCALE-UP AND SCALE-OUT


pDNA

Ph 1/Ph 2/ Ph 2b
300 L
(GMP Mfg. Process)

Ph 3/ Commercial Readiness
1,000 L
(Scale Up GMP Mfg. Process)

Post Commercialization
4 x 1,000 L
(Scale Out GMP Mfg. Process)

E Coli Master Cell Bank → Cell Fermentation and Harvest → Cell Lysis → Pre-purification (Solid-Liquid Sep., PPT, Filtrations) → Chromatography (pDNA capture and polish) → Ultra-filtration, Diafiltration → Sterile Filtration → Final DS Formulation → Labelling, Filling, Storage

CDMO Partner

- Location: USA. & Europe
- Global Footprint
- Capacity: 30 mL – 2,000 L
- Integrated Supply Chain Network
- FDA/EMA Approved GMP Facility
- Long history of successful commercialization of CGT products

pDNA manufacturing process meets all Critical Quality Attributes (CQA) per ICHQ8 Guidelines

ONCOPREX® NON-VIRAL LNP MANUFACTURING

COMPANY EXPERTISE ENABLES HIGHEST QUALITY LNP DRUG PRODUCTS


Ph 1/Ph 2/ Ph 2b
2,000 Vials
(GMP Mfg. Process)
Ph 3/
Commercial Readiness
10,000 Vials
(Scale Up GMP Mfg. Process)
Post
Commercialization
25,000 Vials
(Scale Up GMP Mfg. Process)
Lipid Selection
Fit-for-purpose lipid formulation
pDNA payload
Microfluidic Mixing
Self-assembly of nanoparticles with defined size and properties
In-Line Dilution
Reduce proportion of solvent to stabilize nanoparticles
Tangential Flow Filtration
Process nanoparticles into final drug product
Sterile Filtration
Sterilize drug product
Fill & Finish
Sterilize drug product and vial
Drug Product
REQORSA® Immunogene Therapy

CDMO Partner

- Location: Europe
- Global Footprint
- FDA/EMA Approved GMP Facility
- Largest Manufacturer of GMP Certified Lipids

- Strong and Sustainable Integrated Supply Chain
- Ability to Launch REQORSA® Both in the U.S. and EU Simultaneously

Consistent nanoparticle size, homogeneity and encapsulation efficiency across all scales of development meeting all Critical Quality Attributes (CQA) per ICHQ8 Guidelines

AAV MANUFACTURING OVERVIEW FOR DIABETES

CMC STRATEGY FOR RISK REDUCTION, EFFICIENCY, ACCELERATED DEVELOPMENT

Customized CMC Strategy and AAV Platform Technologies

- No major CMC changes anticipated from Scale-up & Scale-out process design model using 'Monte Carlo' analysis
- Scalable to support commercialization globally
- Designed to reduce GMP manufacturing risks and COGs
- Accelerated IND submission for 'First-in-Human' clinical trials and Ph 3/Commercial readiness



CORPORATE

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD

Chairman, President & Chief Executive Officer

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



CATHERINE VACZY, JD

Executive VP, General Counsel & Chief Strategy Officer

- 20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



RYAN CONFER, MS

Chief Financial Officer

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer



MARK S. BERGER, MD

Chief Medical Officer

- 25 years of biotech and pharmaceutical company experience in the development of oncology therapeutics
- Successfully brought two drugs through the regulatory process to approval

MEET OUR TEAM

COMPANY MANAGEMENT



THOMAS GALLAGHER, JD

Senior Vice President, Intellectual Property and Licensing

- 20+ years of expertise in biotech IP law, business development, licensing transactions
- Seasoned IP executive and attorney



HEMANT KUMAR, PHD

Chief Manufacturing & Technology Officer

- Recognized global expert in Chemistry, Manufacture and Controls (CMC) Technical Development and GMP manufacturing
- 25+ years leading global CMC and regulatory approval strategy for accelerated development of innovative vaccines, biologics, advanced cell & gene therapy drug process and product development under current GMP, and licensing processes



DAVID SCHLOSS, JD

Senior Vice President, Human Resources

- 25+ years of experience as human resources executive and employment attorney in life sciences with a focus on biotech and cell and gene therapy



WILLIAM GANNON, JR., MD MBA

Vice President, Regulatory Affairs

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH
MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



TONY S. K. MOK
MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group



PASI ANTERO JÄNNE
MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science; Director, Chen-Huang Center for EGFR Mutant Lung Cancers; Head of The Jänne Lab



GEORGE SIMON
MD

- Chair, Department of Medical Oncology at Advent Health – Celebration; Executive Director of the Moffitt Cancer Center-Advent Health joint Clinical Research Unit



GEORGE K. GITTES
MD

- Chief of Pediatric Surgery and Surgeon-in-Chief Emeritus at the UPMC Children's Hospital of Pittsburgh; Director of the Richard King Mellon Foundation Institute for Pediatric Research; Co-Scientific director at UPMC Children's Hospital

MEET OUR TEAM

CLINICAL ADVISORY BOARD



MICHAEL MORSE
MD, MHS, FACP

- Professor of Medicine, Division of Medical Oncology in the Department of Surgery at Duke University
- Research expertise in targeted therapies and immunotherapies for cancer



COL. GEORGE PEOPLES
MD, FACS

- Chief Executive Officer of Cancer Insight, LLC, a boutique cancer immunotherapy CRO
- Professor of Surgery at Uniformed Services University; Professor of Surgical Oncology at MD Anderson Cancer Center



ANDREW BECKER
MD, PHD

- President and Founder, Becker Pharmaceutical Consulting
- Experience in consulting biotech and pharma companies on a global basis



WILLIAM GANNON, JR.
MD, MBA

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD

Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



BRENT LONGNECKER

Board Director

- Chief Executive Officer, Longnecker & Associates
- 30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



JOSE A. MORENO TOSCANO

Board Director

- Chief Executive Officer, LFB USA Inc
- 20+ years of experience in pharma and biotech industries

WILLIAM R. WILSON, JR.

Board Director

- Chief Executive Officer, Wilson Land & Cattle Co.
- 40+ years of legal experience spanning health care, biotech, clinical trial management



JAMES E. ROTHMAN, PHD

Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

GNPX AT A GLANCE

COMPANY	SYMBOL	EXCHANGE	SHARE PRICE	MARKET CAP	30-DAY AVG VOLUME	SHARES OUTSTANDING	CASH
Genprex, Inc.	GNPX	Nasdaq	$1.73	$83M	273K	48,020,324	$25.5 Million

All data are as of January 5, 2023, except for shares outstanding and cash which are as of September 30, 2022.

ACHIEVEMENTS AND UPCOMING MILESTONES

Acclaim-1	✓ Approval to Advance into 3rd Cohort of Dose Escalation in Q4 2022 ☐ Complete Phase 1 Dose Escalation by end of Q1 2023 ☐ Present Phase 1 data at Scientific Meeting in Q2 2023
Acclaim-2	☐ Complete Phase 1 portion of Acclaim-2 by end of 2023
Acclaim-3	✓ File protocol for review with FDA for REQORSA (combination) for SCLC by year end 2022 ☐ Dose First Patient in Phase 1 Dose Escalation by end of Q3 2023
GPX-002	☐ Report data from ongoing preclinical studies in 1H 2023
CORPORATE	✓ Expand global IP portfolio (Ongoing)

WE BELIEVE

IN A FUTURE OF

TRANSFORMATIONAL

PATIENT CARE

21ST CENTURY GENE THERAPIES

LARGE MARKETS AND UNMET NEED

COMBINATION TRIALS WITH TOP SELLING DRUGS

TWO FDA FAST TRACK DESIGNATIONS

EXPLORING NEW INDICATIONS AND PARTNERSHIPS

Genprex®

NASDAQ: GNPX

(877) 774 - GNPX | investors@genprex.com

Genprex®

APPENDIX

ONC-001 AND ONC-002

REQORSA MONOTHERAPY AND REQORSA + TARCEVA COMBINATION

DOSE ESCALATION STUDY (ONC-001)

Favorable safety profile after being treated in more than 50 patients



Metabolic responses in late-stage metastatic lung cancer patient

REQORSA + TARCEVA (ONC-002)

Ph 2 data in subjects with or without EGFR mutations

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	PRIOR LINES OF THERAPY
Positive (exon 18+20)	Complete Response	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Tarceva *(10 cycles)*	3
Positive (exon 21)	Stable Disease	Tarceva *(12 cycles)*	2
Negative	Stable Disease	Chemo	2
Negative	Stable Disease	Chemo	4

Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans
Lu C, Stewart DJ, Lee JJ, Ji L, Ramesh R, et al. (2012) Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. PLOS ONE 7(4): e34833. https://doi.org/10.1371/journal.pone.0034833.

AAV PLATFORM UPSTREAM MANUFACTURING

DEBOTTLENECKING FOR OPERATIONAL EFFICIENCY

Construct Selection

Chosen based on tropism, efficiency

GT: Gene, promoter, helper

Plasmid Engineering

DNA transfects cells and forms capsid

Cell Culture HEK293

Cell growth propagation highly specific and controlled

Transfection conditions critical

Expertise facilitates scalability and consistency

Transfection

Plasmid DNA introduced to the bioreactor to form consistent vector genomes

Conditions highly optimized to increase quality and titer

Unique plasmid transfection design for high efficiency

Harvest

Plasmid DNA lysed from HEK923 cells

Purification starts

Volume reduced

Ability to hold at 2-8° C or frozen, or continue processing

AAV PLATFORM DOWNSTREAM MANUFACTURING

ENABLES STATE OF CONTROL AND ROBUST GMP

Capture Purification

Chromatography captures vectors

Separation Purification

Purifies vectors

High level of purity and potency

Separation of empty and full vector

Concentration, Final Formulation, Filtration

Concentrated to optimize dosing

Drug substance frozen or forward processed

Formulation buffer optimized for longer stability

Quality Control

In-process testing for quality data

Complete DS testing

Complete DP testing

Stability system

Drug Product Filing

Purified vectors filled into vials

Platform includes multiple vial sizes and filling volumes, exceptional flexibility and absolute minimal losses

Quality Control

In-process testing for quality data

Complete DS testing

Complete DP testing

Stability system

Labeling & Packaging

Clinical label and packaging